American Funds Corporate Bond Fund® Summary Prospectus Supplement April 1, 2020 (for summary prospectus dated August 1, 2019)

The table under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended to read as follows:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Scott Sykes President	2 years	Partner – Capital Fixed Income Investors
Karen Choi Senior Vice President	Less than 1 year	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus. The fund’s summary prospectus consists of this amendment and the fund’s summary prospectus (which is incorporated herein by reference). For additional information about the fund, you should refer to its prospectus and statement of additional information, in each case as supplemented to date, except where specific information is provided in this amendment, in which case the disclosure provided in this amendment is controlling.

Lit. No. MFGEBS-402-0420P Printed in USA CGD/AFD/10039-S76578

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY